Exhibit 10.1
EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 25, 2020, is by and among CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the “Borrower”), certain domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), TRUIST BANK, as successor by merger to SunTrust Bank (“Truist”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantors, the Lenders party thereto from time to the time (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 9.1(ix) of the Credit Agreement, the Borrower, the Administrative Agent and the Required Revolving Lenders may make certain amendments to the Credit Agreement which solely affects those Lenders under the Revolving Commitments;
WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may incur a Revolving Facility Increase in the form of an increase to the Revolving Committed Amount;
WHEREAS, the Borrower desires to incur a Revolving Facility Increase of $15,400,000, which shall increase the Revolving Committed Amount to $130,400,000;
WHEREAS, the Borrower and the Second Amendment Revolving Increase Lenders (collectively constituting the Required Revolving Lenders immediately after giving effect to the Revolving Facility Increase on the Second Amendment Effective Date) desire the proceeds of such Revolving Facility Increase to be limited to the ongoing operations of the Borrower, and not held as cash on the balance sheet;
WHEREAS, the Credit Parties have requested Truist Bank, a Revolving Lender, to become an “Issuing Lender” under the Credit Agreement, with a maximum LOC Commitment of $10,000,000;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1.    Increase of Revolving Committed Amount. Effective as of the Second Amendment Effective Date (as defined below), the Revolving Committed Amount is hereby increased by $15,400,000 to $130,400,000 and accordingly the reference to “ONE HUNDRED FIFTEEN MILLION DOLLARS ($115,000,000)” contained in Section 2.1(a) of the Credit Agreement shall read “ONE HUNDRED THIRTY MILLION FOUR HUNDRED THOUSAND DOLLARS ($130,400,000)”, with (i) $10,000,000 of such Revolving Facility Increase to be held by Truist Bank and (ii) the remaining $5,400,000 of such Revolving Facility Increase to be held by Wells Fargo Bank, National Association.
1.2.    Amendment to Schedule 1.1(f) to the Credit Agreement. For the avoidance of doubt, after giving effect to this Amendment, the Revolving Commitment of each Revolving Lender set forth on Schedule 1.1(f) to the Credit Agreement shall read as follows:

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
Wells Fargo Bank, National Association	$33,000,000.00	25.306748%
Coöperatieve Rabobank U.A., New York Branch	$23,000,000.00	17.638037%
Manufacturers and Traders Trust Company	$23,000,000.00	17.638037%
Truist Bank, as successor by merger to SunTrust Bank	$33,000,000.00	25.306748%
Fifth Third Bank	$18,400,000.00	14.110429%
Total	$130,400,000.00	100.00%

1.3.    Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date,
(a)    clause (a) of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:
“(a) in the case of the Revolving Facility and the Letter of Credit Fees, (x) prior to the Second Amendment Effective Date, 3.25% for LIBOR Rate Loans and 2.25% for Alternate Base Rate Loans and (y) on or after the Second Amendment Effective Date, (A) for so long as the Revolving Committed Amount is greater than $115,000,000, (i) for the period commencing on the Second Amendment Effective Date, through and including the date that is 179 days after the Second Amendment Effective Date, 3.50% for LIBOR Rate Loans and 2.50% for Alternate Base Rate Loans, (ii) for the period commencing on the date that is 180 days after the Second Amendment Effective Date, through and including the date that is 269 days after the Second Amendment Effective Date, 4.25% for LIBOR Rate Loans and 3.25% for Alternate Base Rate Loans, (iii) for the period commencing on the date that is 270 days after Second Amendment Effective Date, through and including the date that is 364 days after the Second Amendment Effective Date, 4.50% for LIBOR Rate Loans and 3.50% for Alternate Base Rate Loans and (iv) for the period commencing on the date that is 365 days after Second Amendment Effective Date and thereafter, 4.75% for LIBOR Rate Loans and 3.75% for Alternate Base Rate Loans and (B) for so long as the Revolving Committed Amount is equal to or less than $115,000,000, 3.50% for LIBOR Rate Loans and 2.50% for Alternate Base Rate Loans;”
(b)    the definition of “Issuing Lender” is hereby amended and restated in its entirety to read as follows:
‘“Issuing Lender” shall mean Wells Fargo and Truist Bank, each in their respective capacity, together with any successor and any other Revolving Lender identified by the Borrower and reasonably acceptable to the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) who agrees to issue Letters of Credit.”
(c)    the first proviso set forth in Section 2.3(a) of the Credit Agreement is hereby amended by replacing “and” at the end of clause (iii) thereof with “,” and by inserting the following at the end of clause (iv) thereof: “and (v) the aggregate amount of Letters of Credit issued by Truist Bank shall not at any time exceed $10,000,000”.
(d)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
““Second Amendment” means the Second Amendment to the Credit Agreement, dated as of March 25, 2020, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent.”
““Second Amendment Effective Date” means March 25, 2020, the date on which all conditions precedent set forth in Section 2.1 of Amendment No. 2 are satisfied.”
““Second Amendment Revolving Increase Lenders” means Wells Fargo Bank, National Association and Truist Bank.”
““Ticking Fee Rate” means a per annum equal to (a) 0.125% for the 180th day after the Second Amendment Effective Date through and including the 269th day after the Second Amendment Effective Date, (b) 0.25% for the 270th day after the Second Amendment Effective Date through and including the 364th day after the Second Amendment Effective Date and (c) 1.00% for the 365th day after the Second Amendment Effective Date and thereafter.”
(e)    Section 2.5 of the Credit Agreement is hereby amended by adding the following clause (e):
“(e)    Second Amendment Revolving Facility Commitment Fee. Beginning on the 180th day after Second Amendment Effective Date and for so long as the Revolving Committed Amount is greater than $115,000,000, and subject to Section 2.21, in consideration of the Revolving Commitments, the Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Revolving Facility Lenders, a commitment fee (the “Ticking Fee”) which shall accrue at a rate per annum equal to the Ticking Fee Rate on the average daily amount of the Revolving Committed Amount. The Second Amendment Revolving Facility Commitment Fee shall be calculated quarterly in arrears and will accrue from the 180th day after the Second Amendment Effective Date. The Second Amendment Revolving Facility Commitment Fee shall be fully earned and due and payable quarterly in arrears (calculated on a 360-day basis) on the last Business Day of each calendar quarter.”
(f)    Section 5.16(a) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:
"; provided that solely to the extent any Extension of Credit which would result in the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate amount of LOC Obligations equaling an amount in excess of $115,000,000, the proceeds of such Extension of Credit shall be promptly used solely for ongoing operations of the Borrower and its Restricted Subsidiaries and shall not be held as cash on the balance sheet."
1.4.    Agreements of the Second Amendment Revolving Increase Lenders. Truist Bank and Wells Fargo Bank, National Association, hereby agree, subject to the occurrence of the Second Amendment Effective Date, to provide their applicable share of the Revolving Facility Increase set forth in Section 1.1 of this Amendment. In addition, Truist Bank hereby agrees to act, and the Administrative Agent consents to Truist Bank acting, in each case, subject to the occurrence of the Second Amendment Effective Date, as Issuing Lender as set forth in this Amendment.
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1.    Closing Conditions. This Amendment shall become effective on the date that each of the following conditions are satisfied (such date, the “Second Amendment Effective Date”):
(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, Truist Bank, Wells Fargo Bank, National Association and Lenders constituting (immediately after giving effect to the Revolving Facility Increase) the Required Revolving Lenders.
(b)    Fees and Expenses. The Administrative Agent shall have received from or on behalf of the Borrower all expenses that are payable to the Administrative Agent and the Lenders in connection with the consummation of the transactions contemplated hereby and Cahill Gordon & Reindel LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.
(c)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
(d)    Credit Agreement Conditions. All of the conditions specified in Sections 2.22(b)(ii) and 4.2(b) of the Credit Agreement with respect to the incurrence of a Revolving Facility Increase thereunder shall have been satisfied.
(e)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a responsible officer of the Borrower certifying as to the satisfaction of the conditions set forth in clause (d) of this Section 2.1.
Without limiting the generality of the provisions of Section 8.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2.1, the Administrative Agent, upon its execution hereof, and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender (unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date) specifying its objection thereto.
ARTICLE III
MISCELLANEOUS
3.1.    Amended Terms. On and after the Second Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2.    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:
(a)    It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment;
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than those that have been obtained);
(d)    The representations and warranties set forth in Article III of the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;
(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with (and to the extent required by) the terms of the Credit Agreement and the Security Documents and prior to all Liens other than Permitted Liens; and
(g)    Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3.    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.
3.4.    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
3.5.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s legal counsel.
3.6.    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.7.    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8.    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
3.9.    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
3.11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12.    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:
CARROLS RESTAURANT GROUP, INC.,
a Delaware corporation
By:        /s/ Anthony E. Hull
    Name:    Anthony E. Hull
    Title:    Vice President, Chief Financial Officer
and Treasurer
GUARANTORS:
CARROLS HOLDCO INC.,
a Delaware corporation
By:        /s Anthony E. Hull
    Name:    Anthony E. Hull
    Title:    Vice President, Chief Financial Officer
and Treasurer
CARROLS CORPORATION,
a Delaware corporation
By:        /s/ Anthony E. Hull
    Name:    Anthony E. Hull
    Title:    Vice President, Chief Financial Officer
and Treasurer
CARROLS LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
    Name:    Anthony E. Hull
    Title: Vice President, Chief Financial Officer
and Treasurer

REPUBLIC FOODS, INC.,
a Maryland corporation
By:        /s/ Anthony E. Hull
    Name:    Anthony E. Hull
    Title: Vice President, Chief Financial Officer
and Treasurer
NEW CFH, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer
CAMBRIDGE FRANCHISE REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer
CAROLINA QUALITY PROPERTIES, LLC,
a North Carolina limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer
CAROLINA QUALITY, LLC,
a North Carolina limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

ALABAMA QUALITY, L.L.C.,
an Alabama limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer
LOUISIANA QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer
MIRABILE INVESTMENT CORPORATION,
a Tennessee corporation
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

TENNESSEE QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

LQ REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

TQ REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

NASHVILLE QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

CAMBRIDGE QUALITY CHICKEN, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

FRAYSER HOLDINGS, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

FRAYSER QUALITY, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

CFH REAL ESTATE, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

CAMBRIDGE CHICKEN HOLDINGS, LLC,
a Delaware limited liability company
By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC,
a Delaware limited liability company

By:        /s/ Anthony E. Hull
Name:    Anthony E. Hull
Title:    Vice President, Chief Financial Officer
and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Revolving Lender, Issuing Lender and Administrative Agent
By:        /s/ Darcy McLaren
    Name:    Darcy McLaren
    Title:    Director

TRUIST BANK, as successor by merger to SunTrust Bank,
as a Revolving Lender and Issuing Lender
By:        /s/ Max N. Greer III
    Name:    Max N. Greer III
    Title:     Senior Vice President